Exhibit 99.2

News Release

FOR IMMEDIATE RELEASE	Media contact:
August 14, 2017	Bob Varettoni
908-559-6388
robert.a.varettoni@verizon.com

Verizon announces accepted amounts and pricing terms of its

private tender and exchange offers for 17 series of notes

NEW YORK – Verizon Communications Inc. (“Verizon”) (NYSE, NASDAQ: VZ) today announced that it is increasing, with respect to the Offers (as defined below), the New Notes Cap (as defined in Verizon’s press release announcing the Offers, dated July 31, 2017 (the “Launch Press Release”)) from $4.0 billion to $4,016,261,000, such that all Old Notes (as defined below) validly tendered and not validly withdrawn as of the Early Participation Date will be accepted in the Exchange Offers (as defined below). The Cash Cap (as defined in the Launch Press Release) had previously been increased to $3.0 billion, as announced in Verizon’s press release, dated August 7, 2017.

In addition, Verizon today announced the accepted amounts and pricing terms of its previously announced offers, for its own account and on behalf of its wholly-owned subsidiary, GTE LLC, to purchase the outstanding series of notes listed below (the “Old Notes”) for (i) cash (the “Cash Offers”) or (ii) newly issued debt securities of Verizon (the “New Notes”) (and additional cash amounts for specified series of Old Notes) (the “Exchange Offers” and, together with the Cash Offers, the “Offers”), in each case on the terms and subject to the conditions set forth in the Tender and Exchange Offer Statement dated July 31, 2017, such terms as amended by this press release and Verizon’s press release dated August 7, 2017 (the “Tender and Exchange Offer Statement” and, together with the accompanying letter of transmittal and eligibility letter, the “Offer Documents”). Verizon today also announced the accepted amounts and pricing terms of its previously announced separate cash tender offers, for its own account and on behalf of certain of its wholly-owned subsidiaries, to purchase 29 other series of their outstanding notes. The cash tender offers are separate and distinct from the Offers, and neither the Offers nor the separate cash tender offers are conditioned upon the consummation of the other such offer.

The Early Participation Date was 5:00 p.m. (New York City time) on August 11, 2017. Withdrawal rights for each Offer expired at 5:00 p.m. (New York City time) on August 11, 2017. The Offers will expire at 11:59 p.m. (New York City time) on August 25, 2017 unless extended or earlier terminated by Verizon.

As previously announced, all conditions to the Offers were deemed satisfied or waived by Verizon by the Early Participation Date and the Minimum Issue Requirement (as defined in the Launch Press Release) was met as of the Early Participation Date.

Also as previously announced, Verizon has elected to exercise its right to settle early all Old Notes validly tendered at or prior to the Early Participation Date and accepted for purchase, and the “Early Settlement Date” will be August 16, 2017. Since the aggregate purchase price of all Old Notes (excluding cash payments equal to accrued and unpaid interest on such Old Notes to, but not including, the Early Settlement Date (the “Accrued Coupon Payments”)) validly tendered at or prior to the Early Participation Date and accepted for purchase in the Cash Offers will meet the Cash Cap, there will be no Final Settlement Date (as defined in the Launch Press Release) with respect to the Cash Offers, and no additional tenders of Old Notes will be accepted for purchase in the Cash Offers after the Early Participation Date. In addition, since the aggregate principal amount of New Notes to be issued in exchange for Old Notes validly tendered at or prior to the Early Participation Date and accepted for purchase in the Exchange Offers will meet the New Notes Cap, there will be no Final Settlement Date with respect to the Exchange Offers, and no additional tenders of Old Notes will be accepted for purchase by Verizon in the Exchange Offers after the Early Participation Date.

The tables below indicate, among other things, the aggregate principal amount of Old Notes accepted in each Offer, the proration factor (if any) for the Old Notes with respect to each Cash Offer, the Offer Yield (as defined below) and Fixed Rate Note Total Consideration (as defined below) for each series of Fixed Rate Notes (as defined below), as calculated at 11:00 a.m. (New York City time) today, August 14, 2017 (the “Price Determination Date”) in accordance with the terms of the Tender and Exchange Offer Statement, and the New Notes coupon:

Pricing Information

													Composition of Fixed Rate Note Total Consideration for the Exchange Offers
Acceptance Priority Level	CUSIP Number	Issuer	Title of Security	Principal Amount Outstanding	Principal Amount Tendered as of the Early Participation Date under the Cash Offers(1)	Proration Factor for the Cash Offers(2)	Principal Amount Accepted under the Cash Offers(3)	Principal Amount Tendered as of the Early Participation Date under the Exchange Offers(4)	Principal Amount Accepted under the Exchange Offers(5)	Offer Yield(6)	Floating Rate Note Total Consideration(7)	Fixed Rate Note Total Consideration(8)	New Notes Amount(9)	Cash Amount(10)
	Floating Rate Notes
1	92343VBM5	Verizon Communications Inc.	Floating Rate Notes due 2018	$1,750,000,000	$1,027,499,000	100.00%	$1,027,499,000	$304,240,000	$304,240,000	N/A	$1,020.00	N/A	$1,020.00	N/A
2	92343VCA0	Verizon Communications Inc.	Floating Rate Notes due 2019	$500,000,000	$262,442,000	100.00%	$262,442,000	$8,835,000	$8,835,000	N/A	$1,012.50	N/A	$1,012.50	N/A
3	92343VDE1	Verizon Communications Inc.	Floating Rate Notes due 2019	$400,000,000	$93,558,000	100.00%	$93,558,000	$0	$0	N/A	$1,002.50	N/A	$1,002.50	N/A
	Fixed Rate Notes
4	362320AZ6	GTE LLC(11)	6.840% Debentures due 2018	$294,121,000	$20,680,000	100.00%	$20,680,000	$0	$0	1.448%	N/A	$1,035.47	$1,035.47	N/A
5	92343VBP8	Verizon Communications Inc.	3.650% Notes due 2018	$2,093,214,000	$811,639,000	100.00%	$811,639,000	$8,628,000	$8,628,000	1.604%	N/A	$1,021.77	$1,021.77	N/A
6	92343VCB8	Verizon Communications Inc.	2.550% Notes due 2019	$310,701,000	$95,410,000	100.00%	$95,410,000	$2,070,000	$2,070,000	1.455%	N/A	$1,019.76	$1,019.76	N/A
7	92343VDF8	Verizon Communications Inc.	1.375% Notes due 2019	$586,742,000	$365,793,000	100.00%	$365,793,000	$14,475,000	$14,475,000	1.460%	N/A	$998.33	$998.33	N/A
8	92343VCH5	Verizon Communications Inc.	2.625% Notes due 2020	$1,323,711,000	$660,715,000	41.30%	$272,686,000	$50,270,000	$59,539,000	1.648%	N/A	$1,023.96	$1,023.96	N/A
9	92343VCC6	Verizon Communications Inc.	3.450% Notes due 2021	$1,000,000,000	$427,096,000	N/A	$0	$107,550,000	$138,383,000	2.013%	N/A	$1,049.39	$1,049.39	N/A
10	92343VDG6	Verizon Communications Inc.	1.750% Notes due 2021	$1,000,000,000	$601,463,000	N/A	$0	$40,817,000	$126,243,000	2.113%	N/A	$986.16	$986.16	N/A
11	362320AT0	GTE LLC(11)	8.750% Debentures due 2021*	$193,079,000	$2,068,000	N/A	$0	$200,000	$200,000	2.613%	N/A	$1,243.00	$1,243.00	N/A
12	92343VBC7	Verizon Communications Inc.	3.500% Notes due 2021	$1,850,000,000	$557,794,000	N/A	$0	$103,059,000	$221,284,000	2.263%	N/A	$1,049.37	$1,049.37	N/A
13	92343VCN2	Verizon Communications Inc.	3.000% Notes due 2021**	$1,500,000,000	$604,677,000	N/A	$0	$113,560,000	$273,070,000	2.263%	N/A	$1,028.31	$1,028.31	N/A
14	92343VBJ2	Verizon Communications Inc.	2.450% Notes due 2022	$1,750,000,000	$712,819,000	N/A	$0	$158,279,000	$285,046,000	2.513%	N/A	$996.92	$996.92	N/A
15	92343VBQ6	Verizon Communications Inc.	4.500% Notes due 2020	$4,000,000,000	$1,924,606,000	N/A	$0	$368,467,000	$489,801,000	1.898%	N/A	$1,077.49	$1,077.49	N/A
16	92343VAX2	Verizon Communications Inc.	4.600% Notes due 2021†	$1,500,000,000	$479,961,000	N/A	$0	$50,499,000	$165,158,000	2.113%	N/A	$1,086.33	$866.33	$220.00
17	92343VBR4	Verizon Communications Inc.	5.150% Notes due 2023†	$7,584,189,000	$2,157,552,000	N/A	$0	$907,280,000	$1,881,291,000	2.876%	N/A	$1,126.00	$996.00	$130.00

(1)	Equals the aggregate principal amount tendered under the Cash Option and the Hybrid Option (each as defined in the Launch Press Release). For a breakdown of the aggregate principal amount tendered under the Hybrid Option that was accepted by Verizon for purchase for cash and for exchange for New Notes, see the Hybrid Option Results table below.
(2)	Rounded to the nearest hundredth.
(3)	Equals the aggregate principal amount tendered under the Cash Option and the Hybrid Option that was accepted by Verizon for purchase for cash in accordance with the Acceptance Priority Procedures (as described in the Launch Press Release). For a breakdown of the aggregate principal amount tendered under the Hybrid Option that was accepted by Verizon for purchase for cash and for exchange for New Notes, see the Hybrid Option Results table below.
(4)	Equals the aggregate principal amount tendered under the Notes Option (as defined in the Launch Press Release). Does not include the aggregate principal amount tendered under the Hybrid Option. For a breakdown of the aggregate principal amount tendered under the Hybrid Option that was accepted by Verizon for purchase for cash and for exchange for New Notes, see the Hybrid Option Results table below.
(5)	Equals the aggregate principal amount tendered under the Notes Option and the Hybrid Option that was accepted by Verizon for exchange for New Notes in accordance with the Acceptance Priority Procedures. For a breakdown of the aggregate principal amount tendered under the Hybrid Option that was accepted by Verizon for purchase for cash and for exchange for New Notes, see the Hybrid Option Results table below.
(6)	The “Offer Yield” is equal to the sum of (a) the yield, as calculated by the lead dealer managers, that equates to the bid-side price of the Reference U.S. Treasury Security specified in the Launch Press Release for such series of Fixed Rate Notes appearing at 11:00 a.m. (New York City time) today, August 14, 2017 on the Bloomberg Reference Page specified in the Launch Press Release for such series of Fixed Rate Notes, plus (b) the Fixed Spread specified in the Launch Press Release for such series of Fixed Rate Notes.
(7)	Payable per each $1,000 principal amount of each specified series of floating rate Old Notes (the “Floating Rate Notes”) validly tendered at or prior to the Early Participation Date and accepted for purchase (such amount, the “Floating Rate Note Total Consideration”). Payable, pursuant to the Cash Offers, in cash.
(8)	Payable per each $1,000 principal amount of each specified series of Old Notes other than the Floating Rate Notes (the “Fixed Rate Notes”) validly tendered at or prior to the Early Participation Date and accepted for purchase (such amount, the “Fixed Rate Note Total Consideration”). Payable, pursuant to the Cash Offers, in cash.
(9)	Payable, pursuant to the Exchange Offers, in principal amount of New Notes per each $1,000 principal amount of the specified series of Old Notes validly tendered at or prior to the Early Participation Date and accepted for exchange.
(10)	For Adjusted Notes (as defined below) only, the cash payment payable as part of the Total Consideration (as defined in the Launch Press Release) equal to the amount shown in this column per each $1,000 principal amount of the specified series of Old Notes validly tendered at or prior to the Early Participation Date and accepted for exchange (the “Cash Amount”). The Cash Amount is not subject to the Cash Cap and does not include the applicable Accrued Coupon Payment.
(11)	The series of Old Notes issued by GTE LLC, a wholly-owned subsidiary of Verizon, were originally issued by its predecessor, GTE Corporation.
*	Denotes a series of Old Notes, a portion of which is held in physical certificated form and is not held through The Depository Trust Company (“DTC”).
**	Denotes a series of Old Notes for which the calculation of the applicable Fixed Rate Note Total Consideration was performed using the present value of such Old Notes due on the applicable par call date.
†	Denotes a series of Old Notes for which the specified Cash Amount will be paid (the “Adjusted Notes”).

The New Notes

The following table sets forth the terms of the New Notes:

Issuer	Title of Security	New Notes Coupon(1)	Principal Amount Expected to be Issued on the Early Settlement Date
Verizon Communications Inc.	Notes due 2025	3.376%	$4,016,261,000

(1)	Equal to the sum of (a) the yield of the 2.125% U.S. Treasury Security due July 31, 2024 (the “New Notes Reference Security”), as calculated by the lead dealer managers in accordance with standard market practice, that equates to the bid-side price of the New Notes Reference Security appearing at 11:00 a.m. (New York City time) today, August 14, 2017 on the Bloomberg Reference Page specified in the Launch Press Release for such series of Fixed Rate Notes, plus (b) 135 basis points, such sum rounded to the third decimal place. The New Notes will mature on February 15, 2025.

The following table sets forth the percentage of each series of Old Notes validly tendered by Eligible Holders (as defined below) who elected the Hybrid Option that Verizon accepted for purchase for cash and for exchange for New Notes:

Hybrid Option Results

				Old Notes Tendered by Eligible Holders who Elected the Hybrid Option
Acceptance Priority Level	CUSIP Number	Issuer	Title of Security	% of Tendered Principal Amount Accepted for Purchase for Cash(1)	% of Tendered Principal Amount Accepted for Exchange for New Notes(1)
Floating Rate Notes
1	92343VBM5	Verizon Communications Inc.	Floating Rate Notes due 2018	100.00%	N/A
2	92343VCA0	Verizon Communications Inc.	Floating Rate Notes due 2019	100.00%	N/A
3	92343VDE1	Verizon Communications Inc.	Floating Rate Notes due 2019	100.00%	N/A
Fixed Rate Notes
4	362320AZ6	GTE LLC(2)	6.840% Debentures due 2018	100.00%	N/A
5	92343VBP8	Verizon Communications Inc.	3.650% Notes due 2018	100.00%	N/A
6	92343VCB8	Verizon Communications Inc.	2.550% Notes due 2019	100.00%	N/A
7	92343VDF8	Verizon Communications Inc.	1.375% Notes due 2019	100.00%	N/A
8	92343VCH5	Verizon Communications Inc.	2.625% Notes due 2020	41.30%	58.70%
9	92343VCC6	Verizon Communications Inc.	3.450% Notes due 2021	N/A	100.00%
10	92343VDG6	Verizon Communications Inc.	1.750% Notes due 2021	N/A	100.00%
11	362320AT0	GTE LLC(2)	8.750% Debentures due 2021*	N/A	100.00%
12	92343VBC7	Verizon Communications Inc.	3.500% Notes due 2021	N/A	100.00%
13	92343VCN2	Verizon Communications Inc.	3.000% Notes due 2021	N/A	100.00%
14	92343VBJ2	Verizon Communications Inc.	2.450% Notes due 2022	N/A	100.00%
15	92343VBQ6	Verizon Communications Inc.	4.500% Notes due 2020	N/A	100.00%
16	92343VAX2	Verizon Communications Inc.	4.600% Notes due 2021†	N/A	100.00%
17	92343VBR4	Verizon Communications Inc.	5.150% Notes due 2023†	N/A	100.00%

(1)	Rounded to the nearest hundredth.
(2)	The series of Old Notes issued by GTE LLC, a wholly-owned subsidiary of Verizon, were originally issued by its predecessor, GTE Corporation.
*	Denotes a series of Old Notes, a portion of which is held in physical certificated form and is not held through DTC.
†	Denotes the Adjusted Notes.

The applicable Total Consideration that will be paid on the Early Settlement Date for each series of Old Notes accepted for purchase does not include the applicable Accrued Coupon Payment, which will be paid, in cash, in addition to the applicable Total Consideration.

When issued, the New Notes will not be registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Verizon will enter into a registration rights agreement with respect to the New Notes on the Early Settlement Date.

Only holders who duly completed and returned an eligibility letter certifying that they were either (1) “qualified institutional buyers” (“QIBs”) as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (2) non-“U.S. persons” (as defined in Rule 902 under the Securities Act) located outside of the United States and who were “Non-U.S. qualified offerees” (as defined in the eligibility letter) were authorized to receive the Tender and Exchange Offer Statement and to participate in the Offers (each such holder, an “Eligible Holder”).

Global Bondholder Services Corporation is acting as the Information Agent and the Tender Agent for the Offers. Questions or requests for assistance related to the Offers or for additional copies of the Offer Documents may be directed to Global Bondholder Services Corporation at (866) 470-3800 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offers.

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This announcement is for informational purposes only. This announcement does not constitute an offer to purchase or a solicitation of an offer to purchase any securities of Verizon in any transaction. The Offers are being made solely pursuant to the Offer Documents. The Offers are not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Offers to be made by a licensed broker or dealer, the Offers will be deemed to be made on behalf of Verizon by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being distributed to, and must not be passed on to, persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

In particular, this communication is only addressed to and directed at: (A) in any Member State of the European Economic Area that has implemented the Prospectus Directive (as defined below), qualified investors in that Member State within the meaning of the Prospectus Directive and (B) (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or within Article 43 of the Financial Promotion Order, or to other persons to whom it may otherwise lawfully be communicated by virtue of an exemption to Section 21(1) of the FSMA or otherwise in circumstance where it does not apply (such persons together being “relevant persons”). The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on the Offering Memorandum or any of its contents. For purposes of the foregoing, the “Prospectus Directive” means the Prospectus Directive 2003/71/EC, as amended, including pursuant to Directive 2010/73/EU.

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Cautionary Statement Regarding Forward-Looking Statements

In this communication we have made forward-looking statements. These forward-looking statements are not historical facts, but only predictions and generally can be identified by use of statements that include phrases such as “will,” “may,” “should,” “continue,” “anticipate,” “believe,” “expect,” “plan,” “appear,” “project,” “estimate,” “intend,” or other words or phrases of similar import. Similarly, statements that describe our objectives, plans or goals also are forward-looking statements. These forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Factors that could materially affect these forward-looking statements can be found in our periodic reports filed with the SEC. Eligible holders are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements included in this press release are made only as of the date of this press release, and we undertake no obligation to update publicly these forward-looking statements to reflect new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events might or might not occur. We cannot assure you that projected results or events will be achieved.